File No. 33-11351
                                                Rule 497(e)

STEIN ROE BALANCED FUND,
a series of Liberty-Stein Roe Funds Investment Trust

Supplement to Prospectus Dated February 1, 2000


There is a typographical error in this prospectus with respect to the 1999 performance of Balanced Fund. The Fund's performance for calendar year 1999 in the bar chart on page 5 and the table on page 6 which was shown as 47.95% should have been 12.26%. In addition, the worst quarter was the third quarter of 1990, not the third quarter of 1998. The corrected bar chart and table are as follows:

[bar chart]
                  YEAR-BY-YEAR TOTAL RETURNS
45%
40%
35%
30%
25%      29.59%
20%                                22.65%
15%                                     17.05% 17.47%
10%                   12.34%                         12.19% 12.26%
 5%             7.89%
 0%
-5% -1.72%                  -4.12%
     1990  1991  1992  1993  1994  1995  1996  1997  1998    1999
[ ] Balanced Fund
[end of bar chart]

Best quarter: 4th quarter 1998, +12.53%
Worst quarter: 3rd quarter, 1990, -9.49%


                   AVERAGE ANNUAL TOTAL RETURNS
                       Periods ending December 31, 1999
                       1 yr            5 yr       10 yr
--------------------------------------------------------
Balanced Fund          12.26%         16.26%      12.13%
S&P 500 Index*         21.03%         28.54%      18.19%

 *The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.


This Supplement is Dated February 11, 2000